UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2023 (May 12, 2023)

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock — $1.00 Par Value	CRD-A	New York Stock Exchange, Inc.
Class B Common Stock — $1.00 Par Value	CRD-B	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Crawford & Company (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) on Friday, May 12, 2023. The total number of shares of the Company’s Class B common stock entitled to vote at the Annual Meeting was 19,848,490, and each share was entitled to one vote for each director nominee, and one vote on each of the other matters acted upon at the Annual Meeting. The number of shares represented at the Annual Meeting by valid proxies or ballots was 18,996,703 shares, which was 95.71% of the shares of stock entitled to vote at the Annual Meeting. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

1.	Election of Directors. All of the nominees for director listed below were elected to serve as directors until the Company’s next annual meeting of shareholders and until their successors are elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Inga K. Beale	17,780,158	140,077	1,076,468
Joseph O. Blanco	17,526,494	393,741	1,076,468
Cameron M. Bready	17,591,396	328,839	1,076,468
Jesse C. Crawford	16,496,772	1,423,463	1,076,468
Jesse C. Crawford, Jr.	16,480,087	1,440,148	1,076,468
Lisa G. Hannusch	16,517,270	1,402,965	1,076,468
Michelle E. Jarrard	17,837,283	82,952	1,076,468
Charles H. Ogburn	17,538,649	381,586	1,076,468
Rahul Patel	15,042,996	2,877,239	1,076,468
Rohit Verma	17,547,919	372,316	1,076,468
D. Richard Williams	17,837,603	82,632	1,076,468

2.	Proposed to approve, on an advisory basis, the compensation paid to the Company’s named executive officers in 2022. The shareholders approved the compensation paid to certain of the Company’s executive officers in 2022. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
17,512,908	389,647	17,680	1,076,468

3.	Vote, on an advisory basis, on the frequency of future advisory votes on executive compensation. The shareholders recommended, on an advisory basis, that the Company hold future advisory votes on executive compensation every two years. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
4,088,400	13,245,519	554,227	32,089	1,076,468

The Board of Directors has considered these results and determined that the Company will hold an advisory vote on executive compensation every two years until the next required advisory vote on the frequency of advisory votes on executive compensation, which will be no later than the Company’s Annual Meeting of Shareholders in 2029.

4.	Ratification of Independent Registered Public Accountants. The shareholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the 2023 fiscal year. The vote on the ratification was as follows:

For	Against	Abstain
18,952,739	42,493	1,471

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:		/s/ Tami E. Stevenson
	Name:	Tami E. Stevenson
	Title:	Senior Vice President - General Counsel and Corporate Secretary

Date: May 16, 2023

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